EXHIBIT 10.13

AGREEMENT TO CONVERT UNITS PAYABLE IN

BWE SHARES INTO UNITS PAYABLE IN BWXT SHARES

This Agreement made by and between BWX Technologies, Inc. (“BWXT”) and _______________ (the “Participant”) is effective as of February 29, 2016 (the “Agreement Date”).

WHEREAS, the Participant holds units pursuant to which BWXT at a previously designated future settlement date (the “Settlement Date”) is obligated to deliver to the Participant ___ shares of common stock of Babcock & Wilcox Enterprises, Inc. (“BWE”). Such units will be referred to herein as the “BWE Units”;

WHEREAS, the BWE Units are subject to the terms set forth in an award letter agreement dated ____________, 2015 (the “Award Letter Agreement”) and the terms of the Babcock & Wilcox Enterprises, Inc. 2015 Long-Term Incentive Plan, as approved by the Compensation Committee of the Board of Directors of BWE in accordance with the terms of the 2010 Long-Term Incentive Plan of BWXT, as amended and restated July 1, 2015, and the terms of the Employee Matters Agreement, by and between BWXT and BWE, dated June 8, 2015; and

WHEREAS, the Participant and BWXT desire to convert the BWE Units into an equivalent value of units (determined at the Agreement Date) pursuant to which BWXT will be obligated to deliver shares of BWXT common stock (the “BWXT Units”);

NOW THEREFORE, the Participant and BWXT mutually agree as follows:

1. The BWE Units shall be cancelled and converted into BWXT Units.

2. The number of shares of BWXT common stock subject to the BWXT Units granted in replacement of the BWE Units shall be equal to the quotient of (x) divided by (y), where (x) is the BWE Share Price multiplied by the number of shares of BWE common stock covered by the BWE Units that are being cancelled and converted, and (y) is the BWXT Share Price, with the resulting number of BWXT Units being rounded down to the nearest whole unit. The BWE Share Price shall mean the closing sales price per share of BWE common stock on the consolidated transaction reporting system for the principal national securities exchange on which BWE’s shares are listed on the Agreement Date. The BWXT Share Price shall mean the closing sales price per share of BWXT common stock on the consolidated transaction reporting system for the principal national securities exchange on which BWXT’s shares are listed on the Agreement Date.

3. All of the Participant’s rights in the BWE Units shall be cancelled.

4. The Participant’s rights in the replacement BWXT Units shall be as set forth in this Agreement.

5. BWXT will be obligated to deliver the shares of BWXT common stock covered by the BWXT Units as soon as administratively practicable, but in no event later than 30 days, following the Settlement Date.

To the extent that normal cash dividends are paid with respect to shares of BWXT common stock, dividend equivalents in cash will be credited with respect to the shares of common stock underlying the BWXT Units and shall be deferred (with no earnings accruing) and paid at the same time the shares of BWXT common stock are transferred to the Participant.

6. If there shall be any change in the shares of BWXT common stock or the capitalization of BWXT through merger, consolidation, reorganization, recapitalization, stock dividend, stock split, reverse stock split, split-up, spin-off, combination of shares, exchange of shares, dividend in kind or other like change in capital structure or distribution (other than normal cash dividends) to stockholders of BWXT, BWXT, in its sole discretion, in order to prevent dilution or enlargement of the Participant’s rights under the BWXT Units, shall adjust, in such manner as it deems equitable and that complies with Section 409A of the Internal Revenue Code of 1986, as applicable, the number and kind of shares subject to outstanding BWXT Units and other terms applicable to outstanding BWXT Units; provided, however, that the number of shares subject to any BWXT Units shall always be a whole number.

7. Except with respect to dividends (as described above), the Participant shall have no rights as a stockholder of BWXT with respect to the BWXT Units including the right to vote until delivery of shares of BWXT common stock in satisfaction of the BWXT Units.

8. No assets or shares of BWXT common stock shall be segregated or earmarked by BWXT in respect to any BWXT Units granted hereunder. The grant of BWXT Units hereunder shall not constitute a trust and shall be solely for the purpose of recording an unsecured contractual obligation of BWXT.

9. The BWXT Units may not be sold, assigned, transferred, pledged or encumbered by the Participant at any time.

10. The Participant is a current director and/or executive officer of BWXT and therefore is an accredited investor as defined in Rule 501(a) under the Securities Act of 1933 (the “Securities Act”).

11. The Participant has such knowledge, skill and experience in business, financial and investment matters that the Participant is capable of evaluating the merits and risks of an investment in the BWXT Units. With the assistance of the Participant’s own professional advisors, to the extent that the Participant has deemed appropriate, the Participant has made its own legal, tax, accounting and financial evaluation of the merits and risks of an investment in the BWXT Units and the consequences of this Agreement. The Participant has considered the suitability of the BWXT Units as an investment in light of its own circumstances and financial condition and the Participant is able to bear the risks associated with an investment in the BWXT Units.

12. The Participant is acquiring the BWXT Units solely for the Participant’s own account, for investment purposes, and not with a view to, or for resale in connection with, any distribution of the BWXT Units or BWXT common stock. The Participant understands that the BWXT Units and underlying shares of BWXT common stock have not been registered under the Securities Act or any state securities laws by reason of specific exemptions under the provisions thereof which depend in part upon the investment intent of the Participant and of the other representations made by the Participant in this Agreement. The Participant understands that BWXT is relying upon the representations and agreements contained in this Agreement (and any supplemental information) for the purpose of determining whether this transaction meets the requirements for such exemptions.

13. The Participant understands that upon settlement of the BWXT Units the Participant may receive “restricted securities” under federal securities laws and that the Participant may only dispose of the restricted securities pursuant to an effective registration statement under the Securities Act or an exemption therefrom. The Participant also understands that the shares of BWXT that the Participant will receive on the Settlement Date may bear a legend substantially to the following effect:

“THIS SECURITY HAS NOT BEEN AND WILL NOT BE REGISTERED UNDER THE SECURITIES ACT OF 1933 (THE “SECURITIES ACT”), OR WITH ANY SECURITIES REGULATORY AUTHORITY OF ANY STATE OR OTHER JURISDICTION OF THE UNITED STATES AND MAY NOT BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED EXCEPT (1) PURSUANT TO ANY AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT, OR (2) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT, IN EACH CASE IN ACCORDANCE WITH ANY APPLICABLE STATE SECURITIES LAWS.”

The Participant further understands that BWXT has no obligation or intention to register any of the restricted securities. Accordingly, the Participant understands that the Participant may be required to hold the restricted securities for any applicable holding periods required by applicable federal securities laws.

14. This Agreement is intended to comply with Section 409A of the Internal Revenue Code of 1986 and shall be interpreted and administered in a manner consistent with this intent.

15. All questions concerning the construction, validity and interpretation of this Agreement shall be governed by and construed according to the law of the State of Delaware without regard to any state’s conflicts of law principles. Any disputes regarding this Agreement shall be brought only in the state or federal courts of Delaware.

In Witness Whereof, the parties have executed this Agreement as of the date first above written.

BWX Technologies, Inc.

By:
Signature of the Participant

Title:
Name of the Participant (Please print)

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